UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

June 13, 2008

 (Date of earliest event reported)

STRATUM HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Three Riverway
Suite 1500
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 479-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

On June 3, 2008, the Registrant filed a Current Report on Form 8-K regarding the resignation of its independent registered public accounting firm, PMB Helin Donovan, LLP, effective immediately.

On June 13, 2008, the Registrant entered into an agreement with Malone & Bailey, P.C. (“M&B”), of Houston, Texas, for the appointment of that firm as the Registrant’s new independent registered public accounting firm.  The decision to engage M&B was approved by the Board of Directors on June 11, 2008. During the Registrant’s two most recent fiscal years, and the subsequent interim period ended March 31, 2008, and through the date of M&B’s engagement, the Registrant did not consult with M&B on any matters described in Item 304(a)(2)(i) or (ii) of Regulation  S-B.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUM HOLDINGS, INC.

June 16, 2008	By:	/s/ D. Hughes Watler, Jr.
Name: D. Hughes Watler, Jr.
Title: Chief Financial Officer